Exhibit 99

                        Southcoast Financial Corporation
                                  News Release
                   Southcoast Announces First Quarter Earnings

Mt. Pleasant, S.C., April 9, 2008 / PrimeNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB) announced that it had unaudited pre-tax income of $944,000 and an unaudited net income of $744,000, or $.16 per basic share, for the quarter ended March 31, 2008. This compares to pre-tax income of $1,275,000 and net income of $831,000, or $0.14 per basic share, for the quarter ended March 31, 2007.

The March 31, 2008 earnings per share are based on 4,792,108 basic average shares compared to 5,849,085 average shares for the first quarter of 2007. This decrease in average shares is the result of the Company's ongoing program to repurchase and retire outstanding shares. Most recently the Company's Board of Directors authorized the repurchase of up to 484,527 shares, or 10% of the Company's outstanding shares, as of January 22, 2008. During the quarter the Company repurchased 295,152 shares for a total of $4,097,630.

Chairman and Chief Executive Officer, L. Wayne Pearson said, "Although we and the banking industry are feeling the effects of a lower interest rate environment and a slowing economy, we are pleased that our stock repurchase program has resulted in an increase in per share income for the first quarter of 2008 of two cents per share when compared to the first quarter of 2007."

Total assets as of March 31, 2008 were $525.9 million compared to $464.0 million as of March 31, 2007; an increase of 13.3%. Loans, excluding loans held for sale, increased to $385.3 million, up 5.9% from $364.0 million as of March 31, 2007. Deposits during the same period increased 27.2% to $355.1 million. As of March 31, 2008, the ratio of nonperforming assets to total assets was 1.07% and the allowance for loan losses as a percentage of loans was 1.10%.


Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina and nine branches in the Charleston, South Carolina area. Trading in Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.



SOURCE   Southcoast Financial Corporation
/ Contact William C. Heslop, Executive Vice President and
   Chief Financial Officer, (843) 216-3019

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                                    Year          Year            Year          Year         Year
                                       Three Months Ended           Ended         Ended           Ended         Ended        Ended
                                      March 2008   March 2007      Dec. 2007      Dec. 2006       Dec. 2005     Dec. 2004  Dec. 2003
                                      ----------   ----------      ---------      ---------       ---------     ---------  ---------
                                             (Unaudited)
INCOME STATEMENT DATA
   Net interest income ...........   $    3,453    $    3,641    $   14,354    $   16,145    $   13,914    $   10,692    $    7,858
   Provision for loan losses .....          381             -             0           723           865         1,146           735
   Noninterest income ............          795           603         2,554         3,837         2,725         2,700         1,711
   Noninterest expenses ..........        2,923         2,969        11,999        11,542         9,243         7,966         6,171
   Net income ....................          744           831         3,429         4,839         4,189         2,982         1,704

PER SHARE DATA *
 Net income per share
    Basic ........................   $     0.16    $     0.14    $     0.63    $     0.81    $     0.97    $     0.76    $     0.69
    Diluted ......................   $     0.16    $     0.14    $     0.63    $     0.80    $     0.97    $     0.75    $     0.67

BALANCE SHEET DATA
  Total assets ...................   $  525,897    $  464,003    $  500,852    $  481,856    $  476,599    $  366,102    $  253,217
  Total deposits .................      355,064       279,148       342,755       310,893       311,554       258,153       166,213
  Total loans (net) ..............      381,076       359,625       374,117       363,246       371,656       293,207       199,732
  Investment securities ..........       67,908        47,404        62,609        46,461        35,203        24,831        22,049
  Total earning assets ...........      456,609       425,821       443,200       445,119       440,942       344,482       238,009
  Other borrowings ...............       96,880        86,925        81,230        67,841        67,000        58,000        41,100
  Junior subordinated debentures .       10,310        21,655        10,310        21,655        21,655        11,345        11,345
  Shareholders' equity ...........       59,505        73,272        62,741        78,803        73,315        36,571        33,410

Average shares outstanding
  Basic ..........................    4,792,108     5,849,085     5,419,474     6,007,137     4,335,319     3,945,175     2,471,038
  Diluted ........................    4,792,108     5,854,599     5,423,915     6,012,445     4,340,470     4,001,380     2,529,742

Key ratios **
  Return on assets ...............         0.60%         0.71%         0.71%         1.00%         1.04%         0.98%         0.79%
  Return on equity ...............         4.94%         4.43%         4.96%         6.22%         9.28%         8.56%        10.43%
  Equity to asset ratio ..........        11.31%        15.79%        12.53%        16.35%        15.38%         9.99%        13.19%
  Non-performing assets to assets          1.07%         0.09%         0.91%         0.18%         0.11%         0.27%         0.04%
  Reserve to loans ...............         1.10%         1.20%         1.14%         1.19%         1.14%         1.15%         1.18%
  Net interest margin ............         3.13%         3.42%         3.40%         3.64%         3.69%         3.78%         3.90%

  Employees ......................          109           115           114           110            91            77            68
  # of accounts ..................       11,669        10,863        11,737        10,778        10,728         9,391         7,814
  # of offices open ..............           10             9            10             8             8             7             5
  # of offices under construction             0             1             0             2             1             0             2
  # of office sites purchased ....            3             2             0             2             0             2             1
  ATM stand alone ................            1             1             1             1             1             1             0

* Per share data has been adjusted for 10% stock dividends in 2007, 2006, 2005, and 2004. ** Ratios for three months are annualized

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                    (Dollars in thousands, except share data)


                                                       Quarter Ended
                                                       -------------
                                                 March 31,           March 31,
                                                   2008                2007
                                                   ----                ----
                                                 (Unaudited)       (Unaudited)
Interest Income
 Interest and fees on loans ....................    $    6,834      $    6,974

 Interest on investments .......................           818             602
 Interest on Fed funds sold ....................            12             217
                                                    ----------      ----------
   Total interest income .......................         7,664           7,793

Interest expense ...............................         4,211           4,152
                                                    ----------      ----------
   Net interest income .........................         3,453           3,641
Provision for loan losses ......................           381               -
                                                    ----------      ----------
   Net interest after provision ................         3,072           3,641

Other noninterest income .......................           795             603
                                                    ----------      ----------
   Total operating income ......................         3,867           4,244

Noninterest expense
 Salaries and benefits .........................         1,723           1,728
 Occupancy and furniture and equipment .........           574             545
 Other expenses ................................           626             696
                                                    ----------      ----------
   Total noninterest expense ...................         2,923           2,969

Income before taxes ............................           944           1,275
Income tax expense .............................           200             444
                                                    ----------      ----------
Net income .....................................    $      744      $      831
                                                    ==========      ==========
Basic net income per common share ..............    $     0.16      $     0.14

Diluted net income per common share ............    $     0.16      $     0.14

Average number of common shares
    Basic ......................................     4,792,108       5,849,085
    Diluted ....................................     4,792,108       5,854,599

                                                                                      Southcoast Financial Corporation
                                                                                         Consolidated Balance Sheets

                                                                          March 31    March 31   December 31 December 31 December 31
                                                                            2008        2007        2007        2006         2005
                                                                            ----        ----        ----        ----         ----
                                                                         (Unaudited) (Unaudited)  (Audited)  (Audited)    (Audited)
Assets
Cash and due from banks ................................................  $ 22,327    $  8,458    $  7,033    $  7,008    $ 14,378
Federal Funds sold .....................................................     1,176      13,762       3,774      31,204      16,964
Investments ............................................................    67,908      47,404      62,609      46,460      35,203
Loans held for sale ....................................................         0         331         384         140       9,275
Loans ..................................................................   385,316     363,989     378,414     367,611     375,926
Less: Allowance for loan losses ........................................     4,240       4,364       4,297       4,364       4,270
                                                                          --------    --------    --------    --------    --------
Net loans ..............................................................   381,076     359,625     374,117     363,247     371,656
Fixed assets ...........................................................    26,687      25,605      26,735      25,126      19,898
Other assets ...........................................................    26,723       8,818      26,200       8,671       9,225
                                                                          --------    --------    --------    --------    --------
    Total Assets .......................................................  $525,897    $464,003    $500,852    $481,856    $476,599
                                                                          ========    ========    ========    ========    ========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing ..................................................    30,821      31,499    $ 32,607    $ 34,694    $ 38,754
 Interest bearing ......................................................   324,243     247,649     310,148     276,199     272,800
                                                                          --------    --------    --------    --------    --------
  Total deposits .......................................................   355,064     279,148     342,755     310,893     311,554
Other borrowings .......................................................    96,880      86,925      81,230      67,841      67,000
Other liabilities ......................................................     4,138       3,003       3,816       2,664       3,075
Junior subordinated debentures .........................................    10,310      21,655      10,310      21,655      21,655
                                                                          --------    --------    --------    --------    --------
   Total liabilities ...................................................   466,392     390,731     438,111     403,053     403,284

Shareholders' Equity
 Common Stock ..........................................................    56,099      68,937      60,157      75,316      70,268
 Retained Earnings and Accumulated Other Comprehensive Income or Loss ..     3,406       4,335       2,584       3,487       3,047
                                                                          --------    --------    --------    --------    --------
   Total shareholders' equity ..........................................    59,505      73,272      62,741      78,803      73,315
                                                                          --------    --------    --------    --------    --------
   Total Liabilities and
     Shareholders' equity ..............................................  $525,897    $464,003    $500,852    $481,856    $476,599
                                                                          ========    ========    ========    ========    ========

Book Value Per Share ...................................................  $  12.61    $  12.85    $  12.52    $  14.41    $  14.80
Reserve to Loans Ratio .................................................      1.10%       1.20%       1.14%       1.19%       1.14%